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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 4, 2002


                                 MATRITECH, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-12128                                           04-2985132
 ----------------------                        ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                       330 NEVADA STREET, NEWTON, MA 02460
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:


                                 (617) 928-0820
                                 --------------


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ITEM 5.  OTHER EVENTS.

     PRIVATE PLACEMENT. On March 4, 2002, the Registrant completed a private placement of a total of 538,437 units, at a purchase price equal to $8.00 per unit (the "Units"). Each Unit consists of (i) four (4) shares of the Corporation's common stock, par value $.01 per share (the "Common Stock") and
(ii) a warrant to purchase one (1) share of Common Stock exercisable at $3.00 per share on or before November 30, 2002, the warrant's termination date. The Registrant received net proceeds of approximately $4.2 million after deducting the estimated expenses of the private placement. The placement agent for the transaction elected to receive all of its commission and expenses in the form of 172,300 shares of Common Stock and three-year warrants for the purchase of an additional 215,375 shares of Common Stock exercisable at $2.81 per share.

     These securities were offered and sold only to "accredited investors," as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and "qualified institutional buyers" ("QIBs"), as defined in Rule 144A promulgated under the Securities Act.

     In connection with this transaction, the Registrant agreed to file a registration statement with the Securities and Exchange Commission covering the resale from time to time of up to 3,079,860 shares of Common Stock, including: the 2,153,748 shares of Common Stock included in the Units; the 538,437 shares of Common Stock underlying the warrants issued as part of the Units; the 172,300 shares of Common Stock issued to the placement agent; and the 215,375 shares of Common Stock underlying the placement agent's warrants. The Registrant has agreed to file this registration statement within 90 days after March 4, 2002, but must pay the purchasers a penalty of 1% of the purchase price if the registration statement is not filed within 45 days after March 4, 2002, plus an additional 1% for each 30-day period thereafter that the registration statement is not filed.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS

          4.1 Form of Subscription Agreement Between the Registrant and the Several Purchasers

          4.2  Form of Warrant to Purchase Shares of Common Stock

          4.3 Placement Agent Warrant Agreement Dated February 13, 2002 Between the Registrant and Sunrise Securities Corp.

          4.4 Placement Agent Warrant Agreement Dated March 4, 2002 Between the Registrant and Sunrise Securities Corp.

          4.5 Engagement Letter Dated December 20, 2001 Between the Registrant and Sunrise Securities Corp.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARITECH, INC.


  March 20, 2002                       BY:  /s/ Stephen D. Chubb
                                       ------------------------------
                                             Stephen D. Chubb
                                             Chief Executive Officer



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Exhibits
--------


          4.1 Form of Subscription Agreement Between the Registrant and the Several Purchasers

          4.2  Form of Warrant to Purchase Shares of Common Stock

          4.3 Placement Agent Warrant Agreement Dated February 13, 2002 Between the Registrant and Sunrise Securities Corp.

          4.4 Placement Agent Warrant Agreement Dated March 4, 2002 Between the Registrant and Sunrise Securities Corp.

          4.5 Engagement Letter Dated December 20, 2001 Between the Registrant and Sunrise Securities Corp.